SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2006

BANKFINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15W060 North Frontage Road, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 242-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2006, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of BankFinancial Corporation (the “Company”) approved a form of Incentive Stock Option Award Terms, a form of Performance Based Incentive Stock Option Award Terms, a form of Non-Qualified Stock Option Award Terms, a form of Performance Based Non-Qualified Stock Option Award Terms, a form of Restricted Stock Unit Award Agreement, a form of Performance Based Restricted Stock Award Agreement, a form of Restricted Stock Award Agreement and a form of Stock Appreciation Rights Agreement, each pursuant to the Company’s 2006 Equity Incentive Plan (the “Plan”). Each of the above-described forms of agreements is attached hereto as an exhibit and is incorporated herein by reference.

Item 8.01. Other Events.

On August 30, 2006, the Company announced that the Board has authorized the repurchase of up to 2,446,250 shares of the Company’s common stock, which represents approximately 10% of the Company’s issued and outstanding shares of common stock. The authorization permits shares to be repurchased in open market or negotiated transactions, and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission. The authorization will be utilized at management’s discretion, subject to the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other applicable legal requirements, and to price and other internal limitations established by the Board. The authorization will expire on March 31, 2007, and may be suspended, terminated or modified at any time prior to that date for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed relevant. These factors will also affect the timing and amount of share repurchases.

A copy of the press release announcing this item is attached as Exhibit 99.1 to this report. The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document
10.1	Form of Incentive Stock Option Award Terms.

10.2	Form of Performance Based Incentive Stock Option Award Terms.

10.3	Form of Non-Qualified Stock Option Award Terms.

10.4	Form of Performance Based Non-Qualified Stock Option Award Terms.

10.5	Form of Restricted Stock Unit Award Agreement.

10.6	Form of Performance Based Restricted Stock Award Agreement.

10.7	Form of Restricted Stock Award Agreement.

10.8	Form of Stock Appreciation Rights Agreement.

99.1	Press Release dated August 30, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKFINANCIAL CORPORATION
(Registrant)

Dated: August 31, 2006	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Form of Incentive Stock Option Award Terms.

10.2	Form of Performance Based Incentive Stock Option Award Terms.

10.3	Form of Non-Qualified Stock Option Award Terms.

10.4	Form of Performance Based Non-Qualified Stock Option Award Terms.

10.5	Form of Restricted Stock Unit Award Agreement.

10.6	Form of Performance Based Restricted Stock Award Agreement.

10.7	Form of Restricted Stock Award Agreement.

10.8	Form of Stock Appreciation Rights Agreement.

99.1	Press Release dated August 30, 2006.